UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2021

(Date of earliest event reported)

Corvus Gold Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-55447	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	KOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Corvus Gold Inc. (the “Company”) in its Current Report on Form 8-K as filed with the Commission on December 8, 2017, on October 12, 2017, the Company entered into an Amendment to Consulting Agreement (the “Amendment Agreement”), amending the Consulting Agreement dated June 1, 2011 by and between the Company, Blue Pegasus Consulting and Peggy Wu (the “Original Agreement”), regarding Ms. Wu’s services to the Company as Chief Financial Officer (the “Consultant”).

As previously disclosed by the Company in its Current Report on Form 8-K as filed with the Commission on July 29, 2020, on July 27, 2020, a further amendment was approved (the “Amendment”) by the Company’s Board of Directors (the “Board”) to increase the fees paid under the Agreement to CAD $10,000 per month effective as at September 1, 2020.

The amount of the increase noted above at CAD$10,000 per month was intended by the Company and the Consultant to be CAD$10,833.33 per month. Despite this, the fees to the Consultant have been paid at CAD$10,000 per month, consistent with the previously disclosed amount. To correct this error, the Company and the Consultant have agreed to an amendment to schedule “B” to the Agreement, dated July 28, 2021, in which the fees have been corrected to $10,833.33 per month and a one-time catch-up payment has been made to the Consultant of $8,333.30.

On July 28, 2021, the Board approved an Acknowledgment Agreement with the Consultant to amend the Amendment Agreement. The Amendment Agreement was unintentionally entered into with Corvus Gold Nevada Inc., a subsidiary of the Company (“Corvus Nevada”), whereas the parties intended the Agreement to be with the Company consistent with the Original Agreement. Pursuant to the Acknowledgment Agreement, the Consultant, the Company and Corvus Nevada acknowledge the error and agree to amend all references in the Amendment Agreement that refer to Corvus Nevada to instead refer to the Company as was intended.

The foregoing description of the material terms of the Acknowledgment Amendment is qualified in its entirety by the Acknowledgment Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
10.1	Acknowledgment Agreement dated July 28, 2021, approved July 28, 2021, to Amendment to Consulting Agreement dated September 1, 2020, approved July 27, 2020.
10.2	Amended Schedule “B” dated July 28, 2021 to Consulting Agreement dated June 1, 2011, as amended July 27, 2020 and July 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: July 30, 2021	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius President & Chief Executive Officer